UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 12, 2009

CHINA WIND SYSTEMS, INC.

(Exact name of registrant as specified in Charter)

Delaware	33-16335	74-2235008
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

 (Address of Principal Executive Offices)

(86) 510-8338-6339

 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930 – 9725
E-mail: alevitsky@srff.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 17, 2009, China Wind Systems, Inc., a Delaware corporation (the “Company”), announced its results of operations for the second quarter ended June 30, 2009.  A copy of the Company’s August 17, 2009 press release is filed as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 14, 2009, the Company elected Megan Penick as a director.  Ms. Penick, who is an independent director, will also serve as a member of the Company’s audit and compensation committees.  On August 14, 2009, the Company issued a press release to announce this action.  A copy of the press release is being filed as Exhibit 99.2.

For services as a director and member of the audit and compensation committees, the Company shall pay Ms. Penick an annual fee of $8,000, payable quarterly, and will issue to Ms. Penick 20,690 shares of common stock, which represents $30,000 divided by the closing price of the common stock on August 14, 2009.  A copy of Ms. Penick’s agreement is filed as Exhibit 99.3

Ms. Penick, age 36, is presently the owner of Penick & Associates LLC, which provides corporate governance consulting. Prior to establishing her own company, Ms. Penick was a corporate and securities associate at Pryor Cashman, LLP, New York from April 2006 to May 2009, a legal consultant at Goldman Sachs’ Hedge Fund Strategies Group from October 2005 to April 2006, and general counsel at Global Holding & Investment Co., LLC, a financial services company, from April 2004 to October 2005. She received a B.A. degree from the University of Iowa and a J.D. from New York Law School, and is licensed to practice law in New Jersey, New York, Connecticut, and Washington, D.C.

Item 8.01. Other Events.

On August 12, 2009, the Company’s board of directors approved a one-for-three reverse split of the Company’s common stock.   Also on August 12, 2009, the holders of a majority of the outstanding shares of common stock of the Company approved the board’s actions by written consent.  The Company anticipates that the reverse split will become effective after notice is given to stockholders, a certificate of amendment is filed with the Secretary of State of the State of Delaware and all regulatory approval has been obtained.  On August 17, 2009, the Company issued a press release to announce this action.  A copy of the press release is filed as Exhibit 99.4.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release, dated August 17, 2009 relating to the earnings for the three and six months ended June 30, 2009.
99.2	Press Release, dated August 14, 2009 relating to the election of Megan Penick as a director.
99.3	Agreement, dated August 14, 2009, by and between China Wind Systems, Inc. and Megan Penick.
99.4	Press Release, dated August 17, 2009 relating to the reverse split.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2009		China Wind Systems, Inc.

	By:	/s/ Leo Wang
Leo Wang
Chief Financial Officer

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